Exhibit 99.2 Wave Life Sciences Corporate Presentation August 3, 2023

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Emerging leader in RNA medicines Multi-modal drug Differentiated, clinical- Strategic collaborations to discovery and stage RNA medicines expand and advance development platform to pipeline with first-in- pipeline (GSK and Takeda) address new areas of class RNA editing disease biology programs RNA editing, splicing and silencing Multiple pipeline and Well-capitalized with GMP manufacturing platform catalysts expected cash runway Strong and broad IP expected in 2023 and into 2025 beyond position Wave Life Sciences is an RNA medicines company committed to delivering life-changing treatments for people battling devastating diseases 3 3 3

RNA medicines allow matching disease target to therapeutic modality RNA Base Editing Splicing Silencing • Efficient editing of RNA bases • Restore RNA transcripts and • Degradation of RNA transcripts to restore or modulate turn on protein production to turn off protein production protein production Endogenous Skip RNase H Restored Reading Frame Endogenous AGO2 Endogenous RISC ADAR enzyme Functional Protein 4

Potential for best-in-class RNAi enabled by Wave’s PRISM platform • First in vivo study of unconjugated siRNAs • Unprecedented Ago2 loading following demonstrated 70-90% APP silencing across administration of single subcutaneous dose six brain regions in mouse CNS at 8 weeks Ago2 Ago2 l l ooa adindi g ng HSD17B13 mRNA (liver, transgenic mice) (liver, transgenic mice) 25 (liver, transgenic mice) 125 Wk 2 Wk 7 Wk 14 20 100 15 75 50 10 **** * 25 * 5 0 0 2 4 6 8 10 12 14 16 0 Time (weeks) PBS Reference Wave siRNA Reference Wave siRNA RNAi is one of multiple Wave modalities being advanced in strategic research collaboration with GSK Left, Middle: Mice expressing human HSD17B13 transgene treated (3 mg/kg)siRNA or PBS, liver mRNA, guide strand concentration, Ago2 loading quantified. Stats: Two-way ANOVA with post-hoc test * P<0.05, ****P<0.0001. Liu et al., 2023 Nuc Acids Res doi: 10.1093/nar/gkad268; Right: ICV: Intracerebroventricular; APP: Amyloid precursor protein ; CNS: 5 central nervous system; B6 mice were administered PBS or 100 μg of APP siRNA by ICV injection on day 0 (n=7). Mice euthanized 8 weeks after administration. Taqman qPCR assays used for RNA PD, relative fold changes of App to Sfrs9 mRNA normalized to percentage of PBS group. All treated group show P≤0.0001 compared to PBS group in 2way ANOVA. % mRNA remaining (HSD17B13/Hprt) Fold change relative to Reference 2

Proprietary PN chemistry enhances potency across modalities RNA Editing Splicing Silencing % Editing % Skipping Target knockdown (% remaining) 100 80 60 40 20 0 -8 -6 -4 -2 0 2 10 10 10 10 10 10 Concentration (µM) Concentration (µM) Ranked by potency of reference PS/PO compound Ranked by potency of reference PS/PO compound PS/PO/PN PS/PO (Stereopure) PS/PO (Stereorandom) PS/PO reference compound PS/PN modified compound Left: Experiment was performed in iPSC-derived neurons in vitro; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a 6 linear model equivalent of the ∆∆Ct method; Middle: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. Right: Data from independent experiments % Editing Improved editing Improved skipping Improved knockdown

Robust RNA medicines pipeline including first-in-class RNA editing programs

Program	Discovery	Preclinical	Clinical	Rights	Patient population (US & Europe)
RNA EDITING					
WVE-006 SERPINA1 (AATD)	████	████		GSK exclusive global license	200K
Multiple undisclosed	████			100% global	-
SPLICING					
WVE-N531 Exon 53 (DMD)	████	████	Phase 1/2	100% global	2.3K
Other exons (DMD)	████	██		100% global	Up to 18K
SILENCING: ANTISENSE					
WVE-003 mHTT (HD)	████	████	Phase 1/2	Takeda 50:50 Option	25K Manifest (SNP3) 60K Pre-Manifest (SNP3)
SCA3 (ATXN3)	████	██		Takeda 50:50 Option	8K
SILENCING: RNAi					
Undisclosed	████			100% global	-

Through GSK collaboration, Wave can advance up to three collaboration programs and GSK can advance up to eight collaboration programs

WAVE LIFE SCIENCES

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease; SCA3: Spinocerebellar ataxia 3

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WVE-N531 Duchenne muscular dystrophy

Duchenne muscular dystrophy • Genetic mutation in dystrophin gene Disease State Restored State prevents the production of dystrophin Dysfunctional Splicing Exon Skipping Oligo protein, a critical component of healthy Mutant pre-mRNA Mutant pre-mRNA muscle function 50 51 53 54 55 50 51 53 54 55 • Impacts approx. 1 in every 5,000 Skip newborn boys each year; approx. 20,000 new cases annually worldwide 50 51 53 54 55 50 51 54 55 – Approx. 8-10% are amenable to exon 53 skipping mRNA with disrupted reading frame Restored mRNA • Dystrophin protein established by FDA as Translation halted Translation continues surrogate endpoint reasonably likely to 1 predict benefit in boys for accelerated approval in DMD • Increasing amount of functional dystrophin expression over minimal amount shown with approved therapies is expected to result No dystrophin Functional in greater benefit for boys with DMD protein produced dystrophin produced 1 9 Vyondys: www.fda.gov; viltepso; www.fda.gov; Exondys; www.fda.gov; Amondys: www.fda.gov

Extended survival in dKO preclinical model supports potential of exon-skipping therapeutics for DMD PN chemistry improved function and survival in dKO mice dKO survival studies in literature Restored muscle and respiratory 100% survival at time of study termination function to wild-type levels 300 200 100 0 20 40 60 80 100 120 Stimulation Frequency (Hz) Wild-type dKO: PBS dKO: PS/PO/PN Tidal volume Time (weeks) PS/PO/PN 150 mg/kg weekly PS/PO/PN 75 mg/kg bi-weekly PS/PO 150 mg/kg weekly PBS Age (days) Wild-type dKO: PBS dKO (PS/PO/PN Note: Untreated, age-matched mdx mice had 100% survival at oligonucleotide) study termination [not shown] 10 Left: Kandasamy et al., 2022; doi: 10.1093/nar/gkac018; Right: Forand et al., 2020; doi: https://doi.org/10.1016/j.omtm.2020.03.011. Survival probability (%) 2 TVb (ml) Specific Force (Nm )

Preclinical data supported advancing WVE-N531 to clinical development WVE-N531 reached high concentrations in heart and WVE-N531: Dystrophin diaphragm in NHP restoration of up to 71% in vitro Western Blot normalized to primary healthy human myoblast lysate Conc (uM) % Dystrophin Dystrophin Vinculin 11 th 26 Annual ASGCT meeting, May 16-20, 2023

In multidose portion of study, patients received three biweekly 10 mg/kg doses Single ascending intra-patient doses Multidosing at 10 mg/kg every other week Weeks 0 2 4 6 Muscle 10 mg/kg 10 mg/kg 10 mg/kg 10 mg/kg Biopsy Initial cohort Period before initiating 6 mg/kg multidosing (~1 – 2 months) •Boys with DMD 3 mg/kg amenable to exon 53 skipping 1 mg/kg Data include: • WVE-N531 muscle • Exon skipping concentrations • Dystrophin protein • WVE-N531 localization Dose WVE-N531 12

WVE-N531 in DMD: Delivered positive proof-of-concept data in 4Q 2022 Tissue % Exon Dystrophin • High exon skipping and Tissue Patient concentration skipping by Western blot muscle concentrations Source (µg/g) by RT-PCR (% of normal) after three biweekly 10 mg/kg doses 1 Deltoid 85.5 61.5 0.24 • Similar exon skipping 2 Deltoid 33.5 49.8 0.23 regardless of mutation – Patient 1: del48-52 3 Bicep 8.3 47.9 0.34 – Patient 2: del45-52 – Patient 3: del51-52 Mean Mean muscle Mean exon dystrophin: • PK analysis indicated concentration: s k ipping: 0.27% of 42 µg/g 53% 25-day half-life in normal (BLQ) plasma • WVE-N531 appeared safe and well-tolerated Data presented March 22, 2023 at Muscular Dystrophy Association Clinical and Scientific Conference Biopsies collected ~2 weeks post-last dose (3 biweekly doses of 10 mg/kg) 42 µg/g = 6.1 µM BLQ: Below level of quantification (1%) Data cut-off: December 6, 2022 13

Initiating Part B, a potentially registrational Phase 2 clinical trial of WVE-N531 Screening Biweekly Dosing (10 mg/kg IV) Safety Follow-up • Functional • Biopsy after 24 weeks of • Biopsy after 48 weeks of assessment treatment treatment • Functional assessment • Functional assessment • Design of Part B: Phase 2, open-label, 10 mg/kg every other week, up to 10 patients • Endpoints: Dystrophin (powered for >5% of normal), safety/tolerability, pharmacokinetics, functional assessments (incl. NSAA and others) • Biopsies: – After 24 weeks of treatment – After 48 weeks of treatment • Data from Part B expected in 2024 14 IV: intravenous; NSAA: North star ambulatory assessment

GSK Collaboration and WVE-006 for Alpha-1 antitrypsin deficiency (AATD)

Strategic collaboration with GSK to develop transformative RNA medicines for genetically defined diseases

- ✓ **$170 million upfront to Wave** (cash and equity[1])
- ✓ Additional research support funding
- ✓ Potential for **up to $3.3 billion in milestones**[2]
- ✓ Expands Wave's pipeline

Extends cash runway into 2025

PRISM

Multiple value drivers to Wave

Milestone / royalties	Milestone / royalties	Genetic targets
GSK granted exclusive global license to WVE-006 for AATD	**GSK to advance up to eight collaboration programs**	**Wave to leverage GSK's genetic insights**
Up to $225 million in development and launch milestones	Up to $1.2 billion in aggregate in initiation, development and launch milestones	Wave to advance up to three wholly owned collaboration programs (or more pending agreement with GSK) [3]
Up to $300 million in sales-related milestones	Up to $1.6 billion in aggregate in sales-related milestones	
Double-digit tiered royalties as a percentage of net sales up to high-teens	Tiered royalties as a percentage of net sales up to low-teens	
Development and commercialization responsibilities transfer to GSK after completion of first-in-patient study	Development and commercialization responsibilities transfer to GSK at development candidate	
First-in-class RNA editing program	Collaboration leverages Wave's unique stereopure, PN-chemistry containing PRISM™ platform, including **editing**, **splicing**, **silencing** (RNAi and antisense)	

WAVE LIFE SCIENCES

[1]$120 million in cash and $50 million equity investment received in January 2023, [2]Initiation, development, launch, and commercialization milestones for WVE-006 and programs progressed during initial 4-year research term (8 GSK collaboration programs) [3]GSK eligible to receive tiered royalty payments and commercial milestones from Wave

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WVE-006: Designed to correct mutant SERPINA1 transcript to address both liver and lung manifestations of AATD

WVE-006 designed to correct Z allele mRNA to enable M-AAT protein to be produced


A

SERPINA1 Z allele mRNA encodes Z-AAT protein with E342K mutation

WVE-006
(GalNAc-conjugated AIMer)


I(G)

Edited *SERPINA1* mRNA enables wild-type M-AAT protein production

WVE-006 ADAR editing approach to address key goals of AATD treatment:

1) **Restore** circulating, functional wild-type M-AAT

2) **Reduce** Z-AAT protein aggregation in liver

3) **Retain** M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases


Z-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein



M-AAT secretion into bloodstream

WAVE LIFE SCIENCES

AAT: Alpha-1 antitrypsin Strnad *et al.*, 2020 *N Engl J Med* 382:1443-55; Blanco *et al.*, 2017 *Int J Chron Obstruct Pulmon Dis* 12:561-69; Remih *et al.*, 2021 *Curr Opin Pharmacol* 59:149-56.

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WVE-006 in AATD: First-in-class RNA editing candidate approaching the clinic Potentially comprehensive approach to address both lung and liver manifestations of AATD Increased AAT protein Confirmed restored Demonstrated functionality in NSG-PiZ mice wild-type M-AAT protein of M-AAT protein WVE-006 treatment results in serum AAT Overall percentages of serum AAT Serum neutrophil elastase protein levels >11 uM in NSG-PiZ mice protein isoforms in NSG-PiZ mice inhibition activity in NSG-PiZ mice (Week 13) 2000 PBS 1800 WVE-006 1600 WVE-006 (NO LOADING DOSE) 1400 1200 ~7-fold 1000 increase 800 600 11μM 400 200 0 Week CTA submissions for first-in-human study expected in 2H 2023 AATD: Alpha-1 antitrypsin deficiency; M-AAT protein: wild-type AAT protein; WVE-006 administered subcutaneously (10 mg/kg bi-weekly) in 7-week old NSG-PiZ mice (n=5 per group); Loading dose: 3 x 10 mg/kg at Day 0. Left: Liver biopsies collected at wk 13 (1 wk after last dose) and SERPINA1 editing quantified by Sanger sequencing; Right: Total 18 serum AAT protein quantified by ELISA; Stats: Two-Way ANOVA with adjustment for multiple comparisons (Tukey) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 Serum AAT protein (ug/ml) (Mean, s.e.m)

WVE-006 decreases lobular inflammation and PAS-D globule size, prevents increase in hepatocyte turnover Fibrosis à Cirrhosis à Hepatocellular Carcinoma Correction of gain-of-function liver phenotypes Lobular inflammation Mitoses PAS-D-positive globule size (NSG PiZ mice, week 13) (NSG PiZ mice, week 13) (NSG PiZ mice, week 13) ns ✱✱✱ ✱ ns ✱✱✱ ✱ 5 40 ✱ ns ✱✱ 25 ✱✱✱ ✱ ✱ 4 20 30 3 15 20 2 10 10 5 1 0 0 0 Week 0 Week 13 Week 0 Week 13 Week 0 Week 13 Left (Lobular inflammation) and Middle (Mitoses): Scatter plot showing inflammation grade or mitoses score. Each circle represents an individual mouse, (Mean ± SEM); Right (PAS-D Globule Size): 40 largest globules in each of 5 mice were measured. Each circle represents a single PAS-D globule, (Mean ± 19 SEM). Baseline: week 0 (7 weeks old); Treated week 13 (20 weeks old); Stats: Kruskal-Wallis followed by Dunn’s test Baseline PBS WVE-006 Baseline PBS WVE-006 Baseline PBS WVE-006 Score (0-4) Number of mitotic figures/10 MPF + Mean PAS-D globule diameter (μm)

AIMer-directed editing is highly specific in mice

No bystander editing observed on SERPINA1 transcript

RNA editing only detected at PiZ mutation site in SERPINA1 transcript
(mouse liver)


C
0%
T
100%
PBS
10000
5000
0
94380000
94384000
94388000
Coverage
C
48.2%
T
51.8%
AATD AIMer
9000
6000
3000
0
94380000
94384000
94388000
SERPINA1
Editing site (PiZ mutation)

RNA editing across transcriptome
(mouse liver)


SERPINA1
(PiZ mutation site)
6000
4000
2000
0
Coverage
0
10
20
30
40
50
% Editing

Dose 3x10 mg/kg (days 0, 2, 4) SC with AATD AIMer (SA1 – 4). Liver biopsies day 7. RNA-seq to quantify on-target SERPINA1 editing, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4), SERPINA1 edit site is indicated

WAVE LIFE SCIENCES

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WVE-003 Huntington’s Disease

mHTT toxic effects lead to neurodegeneration; loss of wtHTT functions may also contribute to HD Huntington’s disease (HD) Healthy individual • Wild-type HTT (wtHTT) is critical for normal neuronal function • Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) wtHTT Stresses • HD is a monogenic autosomal dominant genetic disease; fully Huntington’s disease penetrant and affects entire brain • Fatal disease characterized by cognitive decline, psychiatric illness, and chorea ~50% decrease wtHTT Stresses mHTT + • 30,000 people with HD in the US in wtHTT and more than 200,000 at risk of Loss of wtHTT functions developing HD Synaptic dysfunction | Healthy CNS function Cell death | Neurodegeneration 22

WVE-003: First-in-class allele-selective candidate for HD Reductions in mean CSF mHTT and preservation of wtHTT • mHTT protein reductions observed in pooled analysis of single dose cohorts in observed in single dose cohorts SELECT-HD clinical study (Sep. 2022) wtHTT protein levels mHTT protein levels • wtHTT protein levels appear consistent with allele-selectivity • Generally safe and Reduction in mHTT protein: well-tolerated Placebo 22% from baseline 35% vs. placebo WVE-003 • Additional single-dose and (30 and 60 mg pooled*) available multi-dose biomarker and safety clinical data expected in 2H 2023 Single dose Single dose of WVE-003 of WVE-003 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein 23 *Pooled considering no apparent dose response between 2 cohorts; Data cut-off: August 29, 2022

AIMers RNA base editing capability

Proof-of-concept preclinical RNA editing data published in Nature Biotechnology (March 2022) • Specificity in vitro & in vivo (NHPs) • GalNAc conjugation • In vitro-in vivo translation (NHPs) • Foundational AIMer SAR AIMers detected in liver of NHP at Day 50 Substantial and durable editing in NHP ADAR editing with ACTB AIMer is (PK) liver in vivo highly specific (PD) RNA editing within full transcriptome (primary human hepatocytes) GalNAc AIMers Day 50 RNA editing ACTB in NHP GalNAc AIMers % Editing 25 RNA editing only detected at editing Monian et al., 2022 published online Mar 7, 2022; doi: 10.1038.s41587-022-01225-1 site in ACTB transcript SAR structure-activity relationship Confidence (LOD score)

Expanding addressable disease target space using AIMers to activate pathways and upregulate expression Correct G-to-A driver mutations with AIMers Modulate protein interactions with AIMers Modulate protein- Restore or correct Achieved protein interaction protein function POC Upregulate expression WVE-006 Modify function (GalNAc AIMer) AATD Post-translational modification Alter folding or processing AIMers provide dexterity, with applications beyond precise correction of genetic mutations, including upregulation of expression, modification of protein function, or alter protein stability 26 POC: proof of concept

Modulation of protein-protein interactions: AIMers enable activation of gene pathway in vivo with single edit 27 n=2; Primary hepatocytes 48h of treatment with the indicated dose concentration of AIMers

Upregulation: AIMers can edit RNA motifs to restore or upregulate gene expression RNA binding proteins recognize sequence motifs to regulate various mRNA properties Stability Transport Processing Protein production • Enhance or inhibit • Intracellular localization • Splicing • Translational efficiency • PolyA usage mRNA decay • Capping AIMer edits mRNA à “dials up” gene expression No binding RNA binding protein I(G) Edited mRNA A mRNA Decay 28

AIMers upregulate mRNA and downstream serum protein in vivo above anticipated threshold Target A mRNA editing mRNA upregulation Protein upregulation (undisclosed liver 7 days post-initial dose 7 days post-initial dose 7 days post-initial dose target) GalNAc AIMer GalNAc AIMer GalNAc AIMer 20 • High unmet need ** * with potential for 20 * ** 80 multiple large 15 indications 15 60 • Preserves endogenous protein 10 10 function 40 • Serum protein with 5 5 biomarkers of 20 pathway activation 0 • Potential benefit 3- 0 0 PBS AIMER-1 AIMER-2 PBS AIMER-1 AIMER-2 PBS AIMER-1 AIMER-2 fold+ upregulation in mouse Potential threshold for benefit ü In vitro to in vivo translation of mouse Target A mRNA upregulation ü In vivo mRNA upregulation corresponds to an upregulation of Target A protein in serum at Day 7 demonstrating proof-of-concept 29 hADAR mouse dosed subcutaneously 3 x 10 mg/kg GalNAc-conjugated AIMer or PBS days (0, 2, 4), taken down at day 7 RNA editing Percent Editing Upregulation Target A mRNA fold change Fold increase pre-post dose Serum Target A (pg/mL)

Anticipated upcoming milestones

Delivering on pipeline and platform catalysts RNA ANTISENSE SPLICING RNAi EDITING SILENCING WVE-006 for AATD WVE-N531 for DMD WVE-003 for HD Newest modality in Wave Most advanced RNA Potential best-in-class First-in-class platform editing candidate & approach with highest exon wild-type huntingtin protein Preclinical data suggest potential best-in-class skipping reported (wtHTT)-sparing best-in-class potential for approach for AATD approach Wave RNAi capability Dosing in potentially WVE-006 CTA registrational clinical Data expected 2H 2023 Hepatic, CNS, and submissions expected trial expected in 2023; beyond in 2H 2023 data expected in 2024 Enables discussion on next steps with Takeda Expansion Expansion opportunities opportunities in liver, in other exons, as well CNS, and kidney as other muscle and CNS diseases DISCOVERY PIPELINE & COLLABORATIONS Anticipate “R&D Day” virtual event on September 28, 2023 during which Wave will demonstrate how it is continuing to extend its leadership in RNA editing and share preclinical data on new wholly-owned programs Advance collaboration activities with GSK, with potential for additional cash inflows in 2023 and beyond 31

Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations InvestorRelations@wavelifesci.com 617.949.4827 32